                                                                    EXHIBIT 13.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of PetroChina Company Limited (the "Company") on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chen Geng, hereby certify that to the best of my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2004

                                          /s/ Chen Geng
                                          --------------------------------------
                                          Name:  Chen Geng
                                          Title: Chairman of Board of Directors
                                                 (performing the functions of
                                                 Chief Executive Officer)